                                                     REGISTRATION NOS. 033-98276
                                                                       811-09090


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      / /

     Pre-Effective Amendment No. ___                                         / /


     Post-Effective Amendment No. 11                                         /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              / /

     Amendment No. 11                                                        /X/

--------------------------------------------------------------------------------

                        THE AMERISTOCK MUTUAL FUND, INC.
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

          1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502
                    (Address of principal executive offices)

                  Registrant's Telephone Number: (510) 522-3336

--------------------------------------------------------------------------------

        Nicholas D. Gerber, 1320 Harbor Bay Parkway, Suite 145, Alameda,
                                California 94502
                     (Name and address of agent for service)

                                    Copy to:

                             W. Thomas Conner, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2415

It is proposed that this filing will become effective (check appropriate box)

       / /    immediately upon filing pursuant to paragraph (b)


       /X/    on November 1, 2003 pursuant to paragraph (b)


       / /    60 days after filing pursuant to paragraph (a)


       / /    on (date) pursuant to paragraph (a) of Rule 485


       / /    75 days after filing pursuant to paragraph (a)(2) of Rule 485

       / /    on (date) pursuant to paragraph (a)(2) of Rule 485

                             [AMERISTOCK FUNDS LOGO]

                                   PROSPECTUS

                                November 1, 2003

                          AMERISTOCK MUTUAL FUND, INC.
                          AMERISTOCK FOCUSED VALUE FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                   PROSPECTUS

                             [AMERISTOCK FUNDS LOGO]

                       1320 Harbor Bay Parkway, Suite 145
                                Alameda, CA 94502
                                 (800) 394-5064
                               www.ameristock.com

                          AMERISTOCK MUTUAL FUND, INC.
                          AMERISTOCK FOCUSED VALUE FUND

         Minimum Investment:                        $1,000
         Sales Charge:                              None, 100% no-load
         12b-1 Fee:                                 None
         Redemption Fee:
            Ameristock Mutual Fund, Inc.:           None
            Ameristock Focused Value Fund           1.00% if shares are redeemed
                                                    within 3 years of purchase

Ameristock Mutual Fund, Inc. is a mutual fund with an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

Ameristock Focused Value Fund is a mutual fund with an investment objective of seeking capital appreciation. This Fund pursues its objective by investing principally in common stock of companies of all sizes headquartered in the United States.


                                NOVEMBER 1, 2003

                                TABLE OF CONTENTS


            Risk/Return Summary - Ameristock Mutual Fund, Inc.                4
            Risk/Return Summary - Ameristock Focused Value Fund               7
            Fees and Expenses                                                12
            Potential Conversion of the Ameristock Focused Value Fund        13
            How to Buy Shares                                                15
            How to Redeem Shares                                             16
            Net Asset Value                                                  20
            Investment Management                                            20
            Dividends and Taxes                                              21
            Financial Highlights - Ameristock Mutual Fund, Inc.              22
            Financial Highlights - Ameristock Focused Value Fund             24
            Other Information                                                26


RISK/RETURN SUMMARY - AMERISTOCK MUTUAL FUND, INC.

INVESTMENT OBJECTIVE

The investment objective of Ameristock Mutual Fund, Inc. is to seek total return through capital appreciation and current income by investing primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Ameristock Mutual Fund, Inc. pursues its investment objective principally by investing in common stock of large capitalization companies headquartered in the United States. For purposes of the Fund, a large capitalization company is one with a market capitalization of at least $15 billion. To achieve the current income component of this Fund's investment objective, the Fund invests primarily in large capitalization companies which pay dividends.


This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other large capitalization companies will be considered attractive investments. However, to a lesser extent the Fund will often also invest in large capitalization stocks experiencing accelerated earnings or revenue growth ("growth stocks") in order to be represented in that portion of the stock market. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets the investment criteria described above.


Under normal market conditions, this Fund will invest at least 80% of the value of its net assets in common stock of large capitalization companies headquartered in the United States. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. In these circumstance, the Fund may hold a higher percentage of its assets in cash, cash equivalents or short term fixed income securities. If the Fund does so, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

Investment in Ameristock Mutual Fund, Inc. is subject to the following principal risks:

         - The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

         - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

         - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.


         - There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing. Securities purchased by the Fund may remain undervalued by the market, or may not actually have the potential for appreciation that the Fund's investment adviser originally expected.


         - "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

         - An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Ameristock Mutual Fund, Inc. by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one-year and five-year periods and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          AMERISTOCK MUTUAL FUND, INC.

                                   [BAR CHART]

         1996        1997        1998       1999       2000       2001      2002
          27%         33%         32%         3%        20%        1%       -16%


* The Fund's return for the nine-month period ended September 30, 2003 was 9.53%.


HIGH AND LOW QUARTERLY RETURNS. During the periods reflected in the above chart, the highest return for a quarter was 19.10% (quarter ended December 31, 1998) and the lowest return for a quarter was -18.45% (quarter ended September 30, 2002).

                         AVERAGE ANNUAL TOTAL RETURNS(1)

(FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                             1 YEAR         5 YEARS            LIFE OF FUND(2)
                                                             ------         -------            ---------------
Return Before Taxes                                          -16.00%          6.83%                 14.47%
Return After Taxes on Distributions                          -16.67%          6.02%                 13.46%
Return After Taxes on Distributions
  and Sale of Fund Shares                                     -9.64%          5.31%                 11.90%

---------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(3)                                             -22.10%         -0.59%                  8.01%
  (reflects no deduction for fees, expenses, or taxes)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)     Since August 31, 1995.


(3) The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees of transaction costs.


RISK/RETURN SUMMARY - AMERISTOCK FOCUSED VALUE FUND

INVESTMENT OBJECTIVE

The investment objective of Ameristock Focused Value Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Ameristock Focused Value Fund pursues its investment objective principally by investing in common stock of companies of all sizes headquartered in the United States.


This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other companies will be considered attractive investments. This Fund may also invest in companies which the Fund's investment adviser believes are being undervalued by the securities markets due to operating losses, litigation or other circumstances which may have depressed share prices. However, to a lesser extent the Fund may also invest in stocks experiencing accelerated earnings or revenue growth ("growth stocks") when the investment adviser believes that such stocks are being undervalued by the securities markets. The Fund will sell a stock when the investment adviser decides that it no longer meets these investment criteria.

This Fund also may invest in corporate debt securities of companies headquartered in the United States which the investment adviser believes have the capacity for capital appreciation. Such debt securities may be of any maturity and may include investment grade securities (those rated within the top four categories of safety according to rating service companies) as well as lower rated securities (including securities in the lowest categories of safety and even unrated securities), sometimes referred to as "junk bonds," which are considered speculative investments.


Under normal market conditions, this Fund will invest at least 65% of the value of its net assets in common stock. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. In these circumstance, the Fund may hold a higher percentage of its assets in cash, cash equivalents or short term fixed income securities. If the Fund does so, the Fund may not achieve its investment objective.

This Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, thus resulting in a higher "portfolio turnover" rate than other mutual funds. A higher portfolio turnover rate will result in (i) increased brokerage commissions payable by the Fund and
(ii) higher amounts of realized investment gain subject to the payment of taxes by shareholders, thus adversely affecting the performance of the Fund.

PRINCIPAL RISKS

Investment in Ameristock Focused Value Fund is subject to the following principal risks:

         - The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

         - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

         - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.


         - While this Fund also invests in larger companies, the Fund makes substantial investments in smaller companies. Smaller companies are especially sensitive to the factors described above due to certain characteristics such as absence of depth of management, insufficient funds necessary for growth or potential development and limited product or credit lines. Therefore, smaller companies may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of this Fund to dispose of such securities when the Fund's investment adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of this Fund to above average risk.

         - There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing. Securities purchased by the Fund may remain undervalued by the market, or may not actually have the potential for appreciation that the Fund's investment adviser originally expected. Securities of companies that are experiencing operating losses, litigation, or other similar circumstances will generally be subject to a higher degree of risk than other "value" securities.


         - "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings.

               Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

         - This Fund's portfolio will also be exposed to the certain additional risks in connection with its investments in corporate debt securities. Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. Prices of debt securities having longer maturities are particularly susceptible to increasing interest rates. In addition, an issuer of debt securities may default (fail to repay interest and principal when due). Such defaults typically increase during periods of economic downturn. Securities rated below investment grade generally entail greater risk of default than investment grade securities, and their prices are generally more volatile.


         - This Fund is a "non-diversified" fund. The Fund is considered "non-diversified" because, compared to other funds, a higher percentage of the Fund's assets will likely be invested in the shares of a limited number of companies. The Fund's share price, therefore, may decline in value more as a result of a decline in the value of any single portfolio security than the share price of a "diversified" fund, and may be more susceptible to particular economic, political and regulatory events. In fact, a decline in the value of a single portfolio security could have a substantial effect on the Fund's share price.


         - An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


         - As discussed in more detail below under "Potential Conversion of the Ameristock Focused Value Fund," the Fund may in the future be converted into a stock exchange listed holding company. Also as discussed below, an investment in such a company would be subject to a number of risks substantially different from, and possibly greater than, the risks of investing in the Fund as it currently operates.


BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Ameristock Focused Value Fund by showing how the Fund's average annual returns for a one-year period and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          AMERISTOCK FOCUSED VALUE FUND

                                   [BAR CHART]

                                 2001        2002
                                  60%        -19%


* The Fund's return for the nine-month period ended September 30, 2003 was 17.66%.


HIGH AND LOW QUARTERLY RETURNS. During the period reflected in the above chart, the highest return for a quarter was 30.87% (quarter ended March 31, 2001) and the lowest return for a quarter was -37.68% (quarter ended September 30, 2001).

                         AVERAGE ANNUAL TOTAL RETURNS(1)

(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                                           1 YEAR            LIFE OF FUND(2)
                                                                           ------            ---------------
Return Before Taxes                                                        -18.64%               15.16%
Return After Taxes on Distributions                                        -20.87%               13.02%
Return After Taxes on Distributions and Sale of Fund Shares                -11.74%               10.26%

------------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                                         -20.48%               -9.72%
  (reflects no deduction for fees, expenses, or taxes)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)      Since December 26, 2000.


(3) The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees of transaction costs.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                         AMERISTOCK              AMERISTOCK
                                                                        MUTUAL FUND,           FOCUSED VALUE
                                                                            INC.                    FUND
                                                                        ------------           -------------
Maximum Sales Charge (Load) Imposed on  Purchases                           None                    None

Maximum Deferred Sales Charge (Load)                                        None                    None

Redemption Fee (1)                                                          None                    1.00%(2)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                       AMERISTOCK             AMERISTOCK
                                                      MUTUAL FUND,           FOCUSED VALUE
                                                          INC.                   FUND
                                                      ------------           -------------
         Management Fees(3)                              0.78%                  1.35%

         Distribution (12b-1) Fees                       0.00%                  0.00%

         Other Expenses                                  0.00%(4)               0.00%
                                                         ----                   ----

         Total Annual Fund Operating Expenses            0.78%                  1.35%

         (1) In addition to any redemption fee, there is a charge of $20.00 for each wire redemption.

         (2) Payable only if shares redeemed within 3 years of purchase, as described below under "How to Redeem Shares; Redemption Fee
              - Ameristock Focused Value Fund.


         (3) The Funds' investment adviser has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest, extraordinary expenses, and, in the case of Ameristock Mutual Fund, Inc., non-interested director fees.


         (4)  Amounts are less than .005%.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and, except where indicated, that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
AMERISTOCK MUTUAL FUND, INC.                   $       80   $      249   $      433   $      965

AMERISTOCK FOCUSED VALUE FUND
         ASSUMING REDEMPTION OF SHARES         $      237   $      428   $      739   $    1,622
         ASSUMING NO REDEMPTION OF SHARES      $      137   $      428   $      739   $    1,622

POTENTIAL CONVERSION OF THE AMERISTOCK FOCUSED VALUE FUND


Ameristock Focused Value Fund is a non-diversified, no-load mutual fund that looks for investment opportunities in any situation or company that offers potential capital appreciation. As a mutual fund, however, it is limited by the amount and types of investments that it can make. These restrictions would not apply if it were a holding company instead of a mutual fund. Therefore, the Fund's investment adviser believes that converting the Fund from an investment company to a stock exchange listed holding company could open up new opportunities for investing and participating in both publicly traded and privately held companies. CONSEQUENTLY, IT IS THE INTENT OF THE INVESTMENT ADVISER TO PROPOSE TO THE

FUND'S BOARD OF TRUSTEES THAT THE FUND BE CLOSED AND SHAREHOLDER APPROVAL BE SOUGHT TO CONVERT THE FUND WHEN THE ASSETS OF THE FUND ARE BETWEEN $50 MILLION AND $100 MILLION.

The investment adviser has the following reasons for believing that converting the Fund to a holding company would benefit Fund shareholders. For one, it would permit the Fund to own majority or greater positions in the same types of companies the Fund currently invests in and participate in the management of those businesses. To the extent that management is able to identify companies with the potential for capital appreciation, owning more of those companies could increase shareholder value. In addition, like other mutual fund shareholders, the Fund's shareholders currently can only receive the "net asset value" of their shares when they sell them. Net asset value is based primarily on the current market value of the Fund's investments. In contrast, for various reasons a publicly traded company's shares could trade at a premium to the value of its net assets.

An investment in a publicly traded holding company would be subject to a number of risks substantially different from and possibly greater than the risks of investing in the Fund. For instance, while there is the possibility that a holding company would trade at a premium, it could also trade at a discount to the value of its net assets. In this regard, changes in a publicly traded company's share price might occur for reasons entirely unrelated to changes in the value of its assets. Also, while shares of the Fund are redeemable at any time, the liquidity of a holding company's shares will depend on the existence of an active market for such shares. Furthermore, by holding interests in a small number of businesses the holding company would be subject to proportionately greater effects from a downturn in any of those businesses. In addition, it is the investment adviser's intent that one if not both of the Fund's current portfolio managers would lead the management of the new public company. The professional experience of the Fund's portfolio managers has been in the investment management business, not in the management of commercial businesses. Finally, shareholders of a holding company would not be subject to the protections afforded to shareholders of the Fund by the Investment Company Act of 1940, including the restrictions of such Act on transactions with affiliates and its requirement for independent members of a fund's board of directors.

These are just some of the potential risks that would accompany a conversion. Regardless of the risks and any potential benefits, for various reasons the conversion might never take place. First, the Fund's shareholders or its Trustees might not approve the conversion. Furthermore, the Fund may never reach the $50-100 million asset level at which the conversion will be pursued. Finally, while the legal issues relating to the conversion have been analyzed in some detail, a conversion of this nature would not be a common occurrence and would raise a number of legal and practical issues that might serve to prevent the conversion, delay its completion, or prevent management from devoting its full attention to the Fund's portfolio management.


HOW TO BUY SHARES

Shares of each Fund are purchased at the net asset value per share (as described in "Net Asset Value" below) next determined after receipt by the Fund's Transfer Agent of your investment in proper form as described below. There are no sales charges. The minimum initial investment is $1,000 and minimum subsequent investments (excluding reinvestments of dividends and capital gains) are $100.

To purchase shares, complete and sign the Application to Buy Shares (or investment stub in the case of a subsequent purchase) and mail it, together with your personal check payable to Ameristock Mutual Fund, Inc. or Ameristock Focused Value Fund, to:

         Ameristock Funds
         PMB 613
         303 16th Street, Suite 016

         Denver, CO 80202-5657

To purchase shares by wire, transmit funds from your account to:

         State Street Bank & Trust
         225 Franklin Street
         Boston, MA 02171
         ABA #011000028
         DDA #42996082
         Account Name: Ameristock Funds
         Fund Name
         Shareholder Account #
         Shareholder Name

Your investment will be considered to be in "proper form" if it includes a personal check or wire funds transmission from your account together with a completed Application to Buy Shares or (in the case of a subsequent purchase) a completed investment stub from a previous purchase or sale confirmation. The Funds will not accept cash, cashier's checks, money orders, credit card convenience checks, traveler's checks, third party checks or third party wire transfers.

Each investment in a Fund, including dividends and capital gains distributions reinvested in the Fund, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Therefore, it may cost more for you to purchase shares through a Processing Organization than to purchase shares directly from the Fund. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. In general, purchase or redemption requests made through a Processing Organization will be priced based on the net asset value next calculated after receipt of the request by the Processing Organization, even if the Processing Organization submits such requests to a Fund after such net asset value has been calculated. No Fund is responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from the Investment Adviser.

Each Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

HOW TO REDEEM SHARES

GENERAL

You may redeem (sell) your shares at any time. Each Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request (in accordance with the procedures described in "Redemption by Mail" or "Redemption by Telephone," below), except as described below. The redemption price per share is the net asset value (determined as described under "Net Asset Value") next calculated after receipt of a properly completed redemption request, less any applicable redemption fee as described below under "Redemption Fee". Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares.

Where an investor requests wire payment, the Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System. The Transfer Agent currently charges a $20.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

Under unusual circumstances, redemption proceeds may be paid in whole or in part in securities or other property rather than in cash.

Each Fund reserves the right to suspend or postpone redemptions during any period: (i) when trading on the New York Stock Exchange is restricted, (ii) when, as a result of an emergency, it is not reasonably practical for the Fund to dispose of, or determine the fair market value of, its net assets or (iii) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. In addition, anti-money laundering and similar government regulations may require the Fund to block a shareholder's account and thereby refuse to pay any redemption request until instructions are received from the appropriate regulator. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

REDEMPTION FEE - AMERISTOCK FOCUSED VALUE FUND

A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the current net asset value of the redeemed shares or the original cost of those shares, whichever is less.

A redemption fee will not be imposed on redemption of shares which were purchased more than three years prior to the redemption, or on redemptions of shares derived from reinvestment of distributions. In determining whether a redemption fee is applicable, it will be assumed that such shares are redeemed first. Therefore, a shareholder will not have to pay the redemption fee if the dollar amount of shares redeemed is no greater than the current dollar value of shares purchased more than three years ago (even if the shareholder bought additional shares more recently than that), plus the current dollar value of the shares derived from reinvestment of distributions.

Also, even if a shareholder has not held shares long enough to make a redemption fee inapplicable when the shareholder redeems, the redemption fee will not be applicable to an amount which represents appreciation in the value of the particular shares being redeemed since they were purchased. A redemption fee will, however, be applicable to the amount originally paid for the particular shares being redeemed. For example, assume a shareholder purchased 100 shares at $10 per share, and two years later the value of those shares has increased to $12 per share. If the shareholder redeems $600 worth of shares, i.e., 50 shares, the $100 which represents appreciation of the shares being redeemed in this example would not be subject to a redemption fee. A redemption fee would, however, be charged on $500 of that amount, since that is what the shareholder paid for the shares, and the shares have been held for less than three years. If, on the other hand, the shareholder had bought shares earlier than three years ago which had a current market value of $600 or more, it would be assumed that those "older" shares were the ones being redeemed, and no redemption fee would be charged.

No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc.

REDEMPTION BY MAIL

Each Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

         Ameristock Funds
         PMB 613
         303 16th Street, Suite 016
         Denver, CO 80202-5657

The redemption request must:

         1.   Include your name and account number.

         2.   Specify the name of the Fund from which shares are to be redeemed.

         3. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

         4. Be signed by all owners exactly as their names appear on the account.

         5. Include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934 if (i) you want to change ownership of the account, (ii) you want the redemption proceeds sent to a different address from that registered on the account, (iii) the proceeds are to be made payable to someone other than the account owner(s), (iv) the redemption request is made within 15 days after you request a change to the account owner or address, or (v) the redemption request is for $25,000 or more. Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations. A notary public is not an eligible guarantor.

In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

REDEMPTION BY TELEPHONE

You may redeem shares by telephone by calling either Fund at (800) 394-5064. In order to use the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request.

By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. For reasons involving the security of your account, you will be required to provide certain account information before your instructions will be carried out, and the telephone transaction may be tape recorded. The Transfer Agent has adopted these procedures to reasonably verify that telephone instructions are genuine. If it follows those procedures, neither the Funds nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. Furthermore, you agree to hold harmless and indemnify the Funds, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys' fees) that may be incurred in connection with either the written or telephone redemption procedures.

NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of a Fund is computed by dividing the value of such Fund's net assets by the total number of shares of such Fund outstanding. The Fund's investments are valued primarily on the basis of market quotations.

Each Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares. As a result, the value of each Fund's portfolio securities may change on days when a Fund's net asset value per share is not determined and shareholders are not able to purchase or redeem such Fund's shares.

INVESTMENT MANAGEMENT

Each Fund has retained as its investment adviser Ameristock Corporation (the "Adviser"), an investment management organization. The Adviser has acted as the investment adviser to Ameristock Mutual Fund, Inc. since its inception in 1995 and to Ameristock Focused Value Fund since its inception in 2000. The Adviser manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund. The Adviser's address is 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502.

For the services of the Investment Adviser, Ameristock Mutual Fund, Inc. pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and .75% of average net assets thereafter. For the services of the Investment Adviser, Ameristock Focused Value Fund pay as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.35% of average net assets. The Adviser pays all of the operating expenses of each Fund except for brokerage, taxes, interest, extraordinary expenses, and, in the case of Ameristock Mutual Fund, Inc., non-interested director fees.

The advisory fees received by the Investment Adviser from the Ameristock Mutual Fund, Inc. and the Ameristock Focused Value Fund for the fiscal year ended
June 30, 2003 were 0.78% and 1.35% of average net assets, respectively.


Nicholas D. Gerber, the President of the Adviser, has been the portfolio manager of Ameristock Mutual Fund, Inc. since its inception in 1995. Andrew Ngim has been the co-portfolio manager of this Fund since 2000. Mr. Ngim has been a Managing Director of Ameristock Corporation since 1999 and was a benefits consultant with PricewaterhouseCoopers from 1994 to 1999.


The portfolio managers of Ameristock Focused Value Fund are Nicholas D. Gerber and Howard Mah. Mr. Gerber's background is described above. Mr. Mah has been a tax and financial consultant in private practice since 1995 and has been a portfolio manager for the Adviser since joining the Adviser in 2000.

DIVIDENDS AND TAXES

Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in such Fund as of the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments on the Application to Buy Shares.

If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. That distribution likely will be taxable to you depending on the circumstances. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain distribution. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income, although dividends that consist of dividends the Fund has received from qualifying corporations are taxable at a maximum rate of 15 percent, rather than the normal marginal rates; capital gain distributions are taxable at different rates depending upon the length of time the Fund holds its assets and other factors.

Fund distributions may consist of both dividends and capital gains. Generally, distributions from each Fund are expected to be primarily capital gains distributions. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

                              FINANCIAL HIGHLIGHTS
                          AMERISTOCK MUTUAL FUND, INC.

         The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's latest Annual Report, which is available upon request.

                                            FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                               ENDED           ENDED           ENDED           ENDED           ENDED
                                            JUNE 30, 03     JUNE 30, 02     JUNE 30, 01     JUNE 30, 00     JUNE 30, 99
Net Asset Value,
 Beginning of Period                        $     37.57     $     42.18     $     34.76     $     38.89     $     31.48

INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income                          .66             .53             .59             .55             .44
     Net Gains (Losses) on Securities
       (realized and unrealized)                  (1.40)          (4.81)           8.91           (3.92)           7.41
                                            -----------     -----------     -----------     -----------     -----------
         Total from
           Investment Operations                   (.74)          (4.28)           9.50           (3.37)           7.85
LESS DISTRIBUTIONS
     Dividends
       (from net investment income)                (.41)           (.29)           (.45)           (.42)           (.22)
     Distributions (from capital gains)            (.49)           (.04)          (1.63)           (.34)           (.22)
                                            -----------     -----------     -----------     -----------     -----------
     Total Distributions                           (.90)           (.33)          (2.08)           (.76)           (.44)
     Net Asset Value, End of Period         $     35.93     $     37.57     $     42.18     $     34.76     $     38.89
     TOTAL RETURN*                                (1.77)%        (10.19)%         27.85%          (8.67)%         24.94%

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)   $  1,601.41     $  1,468.39     $    756.16     $     86.66     $    114.14
     Ratio of Expenses to
       Average Net Assets
         Prior to Reimbursement                    0.78%           0.77%           0.83%           0.99%           0.96%
         After Reimbursement                       0.78%           0.77%           0.83%           0.99%           0.94%

     Ratio of Net Income to
       Average Net Assets
         Prior to Reimbursement                    1.97%           1.31%           1.50%           1.51%           1.20%

         After Reimbursement                       1.97%           1.31%           1.50%           1.51%           1.22%

     Portfolio Turnover Rate**                     3.21%          13.71%           5.97%          31.13%           9.22%

* Total return for the fiscal year ended June 30, 1999 would have been lower had various fees not been reimbursed.

** A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of portfolio securities (excluding short-term securities) for the year ended June 30, 2003 were $227,968,937 and $41,636,514, respectively.

Notes to Financial Statements appear in the Fund's Annual Report.

                              FINANCIAL HIGHLIGHTS
                          AMERISTOCK FOCUSED VALUE FUND

         The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's latest Annual Report, which is available upon request.


                                                             FISCAL YEAR     FISCAL YEAR        PERIOD
                                                                ENDED           ENDED            ENDED
                                                             JUNE 30, 03     JUNE 30, 02     JUNE 30,01(1)
                    Net Asset Value,
                      Beginning of Period                    $     23.98     $     23.87     $     15.00

                    INCOME FROM INVESTMENT OPERATIONS
                      Net Investment Income                         (.01)           (.15)           (.09)
                      Net Gains (Losses) on Securities
                        (realized and unrealized)                  (4.82)            .60            8.96
                                                             -----------     -----------     -----------
                             Total from
                               Investment Operations               (4.83)            .45            8.87
                    LESS DISTRIBUTIONS
                      Dividends
                        (from net investment income)                0.00            0.00            0.00
                      Distributions (from capital gains)           (1.51)          (0.34)           0.00
                                                             -----------     -----------     -----------
                      Total Distributions                          (1.51)          (0.34)           0.00
                      Net Asset Value, End of Period         $     17.64     $     23.98     $     23.87
                      TOTAL RETURN                                (20.45)%          1.96%          59.13%

                    RATIOS/SUPPLEMENTAL DATA
                      Net Assets, End of Period (Millions)   $     15.92     $     36.27     $      2.50
                      Ratio of Expenses to
                        Average Net Assets                          1.35%           1.35%           1.35%*

                      Ratio of Net Income to
                        Average Net Assets                         (0.03)%         (0.59)%         (0.80)%*

                      Portfolio Turnover Rate**                    14.28%          79.25%          29.80%


(1) From inception of investment activity (12/26/00)

* Annualized

** A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of portfolio securities (excluding short-term securities) for the year ended June 30, 2003 were $2,928,691 and $14,570,022, respectively.

Notes to Financial Statements appear in the Fund's Annual Report.

OTHER INFORMATION

U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45201 acts as the custodian of each Fund's investments.

ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, is the transfer agent, administrator and bookkeeping and pricing agent for the Funds. ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, is the distributor for the Funds.

McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected to serve as independent certified public accountants of each Fund and, as such, audits the annual financial statements of each Fund.

Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC 20004-2415, has provided advice on certain matters relating to the federal securities laws.

                          AMERISTOCK MUTUAL FUND, INC.
                          AMERISTOCK FOCUSED VALUE FUND

The Statements of Additional Information ("SAI") dated November 1, 2003 for the Funds, which include additional information about the Funds, are incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at
(800) 394-5064 or visit the Funds' Internet site at http://www.ameristock.com.

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can call 202-942-8090 for information on the Public Reference Room's operations and copying charges.

     AMERISTOCK MUTUAL FUNDS                   TRANSFER AGENT, ADMINISTRATOR AND
     1320 Harbor Bay Parkway, Suite 145        BOOKKEEPING AND
     Alameda, CA 94502                         PRICING AGENT
                                               ALPS Mutual Fund Services, Inc.
                                               1625 Broadway, Suite 2200
     INVESTMENT ADVISER                        Denver, Colorado 80202
     Ameristock Corporation
     1320 Harbor Bay Parkway, Suite 145
     Alameda, CA 94502

     CUSTODIAN                                 DISTRIBUTOR
     U.S. Bank                                 ALPS Distributors, Inc.
     425 Walnut Street                         1625 Broadway, Suite 2200
     Cincinnati, Ohio 45202                    Denver, Colorado 80202

     LEGAL COUNSEL
     Sutherland Asbill & Brennan LLP
     1275 Pennsylvania Avenue, N.W.
     Washington, DC 20004-2415

     INDEPENDENT AUDITOR
     McCurdy & Associates CPAs, Inc.
     27955 Clemens Road
     Westlake, Ohio 44145

Investment Company Act File Nos.:
     Ameristock Mutual Fund, Inc.:             811-09090
     Ameristock Focused Value Fund:            811-10141

     Funds distributed by ALPS Distributors, Inc.

                          AMERISTOCK MUTUAL FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2003


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Ameristock Mutual Fund, Inc. (the "Fund") dated November 1, 2003. Certain information from the Fund's latest annual report is incorporated by reference in this Statement of Additional Information. The Prospectus and this Statement of Additional Information omit certain information contained in the Fund's registration statement filed with the SEC. You may inspect copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information at the Public Reference Room of the SEC at 450 5th Street, N.W., Washington, D.C. 20549, or obtain copies from the SEC by paying the charges prescribed under its rules and regulations. It is also available on the SEC's internet website at http://www.sec.gov. To obtain a copy of the Fund's Prospectus and Annual Report, without charge, please write to the Fund at 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502 or call (800) 394-5064.


                                TABLE OF CONTENTS


                    Investments and Risks                                      2
                    Management Agreement                                       7
                    Management of the Fund                                     9
                    Ownership of Shares                                       11
                    Portfolio Turnover                                        12
                    Portfolio Transactions and Brokerage                      12
                    Share Redemptions                                         13
                    Net Asset Value                                           13
                    Distributor                                               14
                    Taxation of the Fund                                      14
                    Performance Information                                   15
                    Additional Information                                    17
                    Financial Statements                                      17

                              INVESTMENTS AND RISKS

CLASSIFICATION

         The Fund is a diversified, open-end management investment company.

INFORMATION ON THE FUND'S INVESTMENTS

         The Fund has an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Risk/Return Summary - Ameristock Mutual Fund, Inc."

         Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

         SECURITIES LENDING. Securities lending allows the Fund to retain ownership of the securities loaned out and, at the same time, to earn additional income. The Fund may lend portfolio securities constituting up to one-third of its total asset value (which includes collateral at market value computed at the time of making the loan). Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to parties which have been rated within the two highest grades assigned by Standard & Poor's or Moody's, or which have been determined by the Investment Adviser to be of equivalent quality. Furthermore, securities will only be lent if, in the judgment of the Investment Adviser, the consideration to be earned from such loans justifies the risk.

         Under Securities and Exchange Commission (SEC) staff positions, the Fund may engage in loan transactions only under the following conditions: (i) the Fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from a borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Investment Adviser must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

         Cash collateral received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

         REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of an obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed-upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security. The Fund will make payments for repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Investment Adviser determines the liquidity of the Fund's investments and, through reports from the Investment Adviser, the Board of Directors monitors investments in illiquid instruments. In determining the liquidity of securities traded among institutional investors under SEC
Rule 144A, the Investment Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). The Fund may not invest in securities or other assets that are determined to be illiquid if more than 15% of the Fund's net assets would be invested in such securities.

         FOREIGN EXPOSURE. The Fund may invest in (i) stocks of U.S. headquartered companies having substantial foreign operations or (ii) foreign stocks. These stocks involve certain inherent risks that are different from those of other companies, including political or economic instability of the foreign country or countries, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, these stocks may be subject to greater price fluctuations than securities of other companies.


         In general, the Fund will invest in foreign companies through the purchase of American Depositary Receipts ("ADRs"), which are receipts typically issued by U.S. banks and traded in U.S. markets evidencing ownership of the underlying foreign securities into which they are convertible. ADRs may be sponsored or unsponsored. Unsponsored ADRs may be created without the participation of the foreign issuer, and holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.


         FOREIGN CURRENCY TRANSACTIONS. In connection with its investments in securities traded in a foreign currency, the Fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the Fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

         OPTIONS. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller an amount of cash determined based on the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The Fund may write a call or put option only if the option is "covered". This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

         The Fund's purchase of a put option on a security might be designated to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price. The Fund's purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. The sale of put options can also provide income.

         The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund's total assets. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase.

         The Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. To help ensure a liquid market, the Fund generally will not purchase or sell options that are not listed on a national securities exchange. Among the possible reasons for the absence of a liquid option market on an exchange are:
(i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         FUTURES. The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into offsetting transactions, but there can be no assurance that the position can be offset prior to settlement at an advantageous price and that delivery will not occur.


         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the value of the face amount of the open futures contracts and options thereon would exceed 25% of the Fund's total assets.


         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund's net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


         SEGREGATED ACCOUNTS. If the Fund enters into a futures contract or writes an option or an option on a futures contract, it will be required to segregate liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

         FIXED INCOME SECURITIES. The Fund may invest in fixed income securities (including bank certificates of deposit, bank checking accounts, and U.S. Government and Agency obligations). All of the Fund's fixed income securities must be rated within the top three categories of safety according to rating service companies like Standard & Poor's, Moody's, Fitch, or Duff & Phelps at the time of the investment or, if not rated, must then be determined by the Investment Adviser to be of comparable quality. Fixed income securities prices fluctuate inversely with interest rate movements. The Fund intends to hold only short term fixed income instruments (less than 1 year) which should help alleviate price fluctuations. Other fixed income risk factors include default risk.

         OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. To the extent that the Fund invests in other investment companies, an investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying investment companies in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

POLICIES

         Unless otherwise noted, whenever an investment policy states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment objectives and policies.

         The Fund's fundamental investment policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The following are the fund's fundamental investment policies set forth in their entirety. The Fund may not:

                  1) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

                  2) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market to be invested in the securities of such issuer (other than obligations of the United States government and its instrumentalities);

                  3) purchase the securities of an issuer if, as a result the Fund would own more than 10% of the outstanding voting securities of such issuer;

                  4) issue senior securities, except as permitted under the Investment Company Act of 1940;

                  5) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including weekends or holidays) to the extent necessary to comply with the 33 1/3% limitation;

                  6) act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

                  7) make loans, although the Fund may invest in debt securities and lend portfolio securities;

                  8) invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities;

                  9) (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.

                  10) purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

                  11) invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years operation (including predecessors).

                  12) invest more than 5% of its assets (valued at time of investment) in securities that are not marketable.

                  13) make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.


         The foregoing restrictions may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used in the Statement of Additional Information, a majority of the Fund's outstanding voting securities means the lesser of (a) more than 50% of the Fund's outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.


MANAGEMENT AGREEMENT

         The Fund's investment adviser is Ameristock Corporation, 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502 (the "Investment Adviser"). Under the Management Agreement with the Fund, the Investment Adviser acts as Investment Adviser and, subject to the supervision of the Board of Directors, directs the investments of the Fund in accordance with the Fund's investment objective, policies, and limitations. The Investment Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and compensates all officers of the Fund, all Directors who are "interested persons" of the Fund or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

         The Adviser pays all operating expenses of the Fund except for brokerage, taxes, interest, non-interested director's fees, and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).

         For the services of the Investment Adviser, the Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and .75% of average net assets thereafter. For the fiscal years ended June 30, 2003, 2002 and 2001, the Fund paid fees to the Investment Adviser in the amounts of $10,470,855, $9,252,398 and $2,196,432, respectively.


         When the Board of Directors, including the independent directors, approved the renewal of the Management Agreement on June 19, 2003, the Board considered, among other matters, the following: the terms of the Management Agreement, the investment performance of the Fund, the quality of the administrative services provided by the Investment Adviser, the Fund's expenses and expense ratios, the investment performance and expense ratios of comparable funds, the profitability of the Investment Adviser (including the effect of distribution expenses paid by the Investment Adviser on its profitability), potential economies of scale, and the financial resources of the Investment Adviser. The Board noted its view that the total expenses of the Fund appeared reasonable, particularly in view of the investment performance of the Fund. In connection with its approval, the Board requested that the Investment Adviser provide to the Board at a future meeting a proposal as to appropriate additional breakpoints in the management fee to be implemented as the Fund's assets increased.


         The Investment Adviser is responsible for voting proxies on securities held by the Fund. Under the Investment Adviser's Proxy Voting Guidelines, proxies are voted in the best long-range financial interest of the Fund as determined by the Fund's portfolio managers. In general, routine matters are voted in accordance with management recommendations. The Proxy Voting Guidelines also include specific guidelines for voting on certain types of proxy issues, including anti-greenmail proposals, social and political proposals, and proposals relating to shareholder reporting and financial controls. Because the Investment Adviser's only clients are the Fund and another investment company, the Investment Adviser does not expect conflicts between the interests of the Fund and those of the Investment Adviser to arise frequently.

         ALPS Mutual Funds Services, Inc. 1625 Broadway, Suite 2200, Denver, Colorado 80202 ("ALPS Services") provides certain administrative services to the Fund pursuant to an Administration Agreement between ALPS Services and the Fund. These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for, preparing and filing certain notices to the Securities and Exchange Commission, coordinating execution and filing of tax returns by the Fund's independent accountant, assisting with the preparation of reports to the Fund's shareholders and registration statements for the Fund, monitoring expense accruals and payment of expenses on proper authorization from the Fund, monitoring the Fund's status as a regulated investment company, maintaining the Fund's fidelity bond, monitoring compliance with the policies and limitations of the Fund as set forth in the Prospectus and Statement of Additional Information and generally assisting in the Fund's operations. ALPS Services also acts as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement with the Fund. ALPS Services also acts as bookkeeping and pricing agent for the Fund pursuant to a Fund Accounting and Services Agreement between ALPS Services and the Fund. All of the fees and expenses payable to ALPS Services under such agreements and to ALPS Distributors, Inc. under the Distribution

Agreement (see "Distribution" below) are paid by the Investment Adviser pursuant to an Amended Combined Fee Agreement. Total fees paid thereunder to ALPS Services and ALPS Distributors, Inc. during the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001 were $953,398, $651,288 and $35,264, respectively.

MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors in accordance with the laws of the State of Maryland. Information pertaining to the directors and officers of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act") are referred to as "independent directors." Directors who are deemed to be interested persons of the Fund as defined in the 1940 Act are referred to as "interested directors".


                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                   POSITION(S)                                                       FUND COMPLEX     DIRECTORSHIPS
                                    HELD WITH      LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY         HELD BY
     NAME, ADDRESS, AND AGE(1)      THE FUND     TIME SERVED(2)        DURING PAST 5 YEARS            DIRECTOR(3)       DIRECTOR(4)
     -------------------------     -----------  ---------------     ------------------------         -------------    -------------
INDEPENDENT DIRECTORS

Alev Efendioglu, PhD. (61)         Director     Since 1995       Professor of Management, School           2                 0
                                                                 of Business and Management,
                                                                 University of San Francisco
                                                                 (1977-Present).

Stephen J. Marsh (50)              Director     Since 1995       President, Tamalpais Wine                 2                 0
                                                                 Company (2003-Present). Senior
                                                                 Vice President, FMV Opinions,
                                                                 Inc. (appraisal firm)
                                                                 (1998-2003).

Steven A. Wood (54)                Director     Since 2001       President and Chief Economist,            2                 0
                                                                 Insight Economics, LLC
                                                                 (economic consulting firm)
                                                                 (2003-Present). Chief
                                                                 Economist, Financial Oxygen
                                                                 (capital markets technology
                                                                 company) (2001-2003). Senior
                                                                 Economist, Bank of America
                                                                 Securities (1985-2000).

INTERESTED DIRECTORS

Nicholas D. Gerber (41)(5)         Chairman,    Since 1995       President, Ameristock Corporation         2                 0
                                   President,                    (investment advisory firm);
                                   Treasurer,                    Portfolio Manager of the Fund.
                                   Chief
                                   Legal
                                   Officer
                                   and
                                   Director

Andrew Ngim (43)(5)                Director     Since 1995       Managing Director, Ameristock             1                 0
                                                                 Corporation (1999-Present).
                                                                 Benefits Consultant,
                                                                 PriceWaterhouseCoopers
                                                                 (1994-1999).

OFFICERS

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                   POSITION(S)                                                       FUND COMPLEX     DIRECTORSHIPS
                                    HELD WITH      LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY         HELD BY
     NAME, ADDRESS, AND AGE(1)      THE FUND     TIME SERVED(2)        DURING PAST 5 YEARS            DIRECTOR(3)       DIRECTOR(4)
     -------------------------     -----------  ---------------     ------------------------         -------------    -------------
Howard Mah (39)                    Secretary    Since 1995       Portfolio Manager of the                 N/A               N/A
                                                                 Ameristock Focused Value Fund
                                                                 and Compliance Officer of the
                                                                 Investment Adviser
                                                                 (2000-Present). Tax and
                                                                 financial consultant in private
                                                                 practice (1995-Present).

Derek Mullins (29)                 Assistant    Since 2003       Fund Controller (1999-Present)           N/A               N/A
ALPS Mutual Fund Services, Inc.    Secretary                     and Assistant Controller
1625 Broadway                                                    (1996-1999), ALPS Mutual Fund
Suite 2000                                                       Services, Inc.(6)
Denver, CO 80202


(1) Each director or officer may be contacted by writing to the director or officer, c/o Ameristock Funds, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.
(2) Each director holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director dies, resigns or is removed.
(3) The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently two Funds in the Fund Complex.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5) Nicholas D. Gerber and Andrew Ngim are "interested persons" by reason of their positions as Chairman and Managing Director, respectively, of the Investment Adviser.
(6) ALPS Mutual Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent and Transfer Agent for the Fund, and is an affiliated person of ALPS Distributors, Inc., the Distributor of the Fund.


          The directors of the Fund who are employees or directors of the Investment Adviser receive no compensation from the Fund. Effective
     October 1, 2003, each of the independent directors is paid $28,000 per year for their services to the Fund and the Ameristock Focused Value Fund, payable quarterly and allocated between the Fund and the Ameristock Focused Value Fund based on their respective net assets, and is reimbursed for the expenses of attending Board meetings and for certain educational expenses. Compensation paid to independent directors for the last fiscal year of the Fund is set forth below.


                                  COMPENSATION

                                                                                                        TOTAL
                                                                                                    COMPENSATION
                                  AGGREGATE            PENSION OR             ESTIMATED             FROM FUND AND
                              COMPENSATION FROM        RETIREMENT          ANNUAL BENEFITS          FUND COMPLEX
  DIRECTOR                        THE FUND              BENEFITS           UPON RETIREMENT       PAID TO DIRECTORS*
-------------------------------------------------------------------------------------------------------------------
Alev Efendioglu, Ph.D.             $ 13,902                $ 0                   $ 0                   $ 14,000
Stephen J. Marsh                   $ 13,902                $ 0                   $ 0                   $ 14,000
Steven A. Wood                     $ 13,902                $ 0                   $ 0                   $ 14,000

* Includes amounts paid by the Investment Adviser that are allocable to the Ameristock Focused Value Fund.

                                 SHARE OWNERSHIP


The following table sets forth the dollar range of shares beneficially owned by each director as of December 31, 2002:


                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN
                                       DOLLAR RANGE OF EQUITY SECURITIES            BY DIRECTOR IN FAMILY OF
              DIRECTOR                  IN AMERISTOCK MUTUAL FUND, INC.*             INVESTMENT COMPANIES*
-----------------------------------------------------------------------------------------------------------------
Alev Efendioglu, Ph.D.                    $10,001 - $50,000                            $10,001 - $50,000
Nicholas D. Gerber                        $10,001 - $50,000                            Over $100,000
Stephen J. Marsh                          $0                                           $0
Andrew Ngim                               $50,001 - $100,000                           $50,001 - $100,000
Steven A. Wood                            $0                                           $0

*Based on December 31, 2002 net asset value of $33.04 per share.

         The Fund, the Investment Adviser and ALPS Distributors, Inc. each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics of the Fund and the Investment Adviser permits personnel subject to such Code to invest in securities that may be purchased or held by the Fund, except that (i) such person may not purchase or sell any security on a day during which, to his knowledge, the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn and (ii) no portfolio manager of the Fund shall buy or sell a security within at least seven calendar days before or after the Fund trades in that security. The Code of Ethics of ALPS Distributors, Inc. permits personnel subject to such Code to invest in securities that may be purchased or held by the Fund, except that such person may not purchase or sell any security which he or she knows or should have known at the time of purchase or sale is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

OWNERSHIP OF SHARES


         The following persons were known by the Fund to be holders of record or beneficially of 5% or more of the Fund as of October 21, 2003:



NAME AND ADDRESS                                        PERCENTAGE HELD
National Financial Services*                            17.72%
1 World Trade Center
200 Liberty Street
New York, NY 10281

Charles Schwab & Co., Inc.*                             57.74%
9601 E. Panorama Circle

NAME AND ADDRESS                                        PERCENTAGE HELD
Mail Stop DEN2-02-052
Englewood, CO 80112

         * Share held in "street name" for the benefit of others.


         As of October 21, 2003, all officers and directors as a group beneficially owned less than 1% of the outstanding shares of the Fund.


PORTFOLIO TURNOVER

         A greater rate of portfolio turnover may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the fiscal years ended June 30, 2003 and 2002, the Fund's turnover was 3.21% and 13.71%, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rate are made by the Investment Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         In selecting a broker to execute each transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis; and the willingness of the broker to make cash payments to the Fund for orders. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, as determined in good faith by the Investment Adviser, by other aspects of the portfolio execution services offered. The Investment Adviser does not normally consider research services, including economic data and statistical information about companies and industries, provided by brokers as a factor in the selection of brokers, although the Investment Adviser may consider such research services in the future.

         The Ameristock Mutual Fund, Inc. paid brokerage commissions in the amounts of $105,439, $366,154, and $150,002 for the fiscal years ended June 30, 2003, 2002 and 2001, respectively. Differences in brokerage commissions paid during the fiscal year ended June 30, 2003 compared to prior periods are primarily the result of differences in the trade volume generated by the Fund during such periods.

         The Fund allocates a substantial portion of its brokerage orders to Bernard L. Madoff Investment Securities LLC ("Madoff"). The Fund selects Madoff for such orders based on the factors described above, including Madoff's willingness to make payments to the Fund for such orders.

SHARE REDEMPTIONS

         The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

         The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

         The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

NET ASSET VALUE

         Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) on each business day. The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets by the total number of shares of the Fund outstanding.

         The Fund has adopted pricing procedures by which the Fund will value various types of portfolio securities in determining its net asset value. Set forth below is a summary of procedures used to value certain portfolio securities most commonly held by the Fund.

         All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange ("NYSE"). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. If market quotations are not readily available, then the "fair value" of such security will be determined as described below.

         For securities traded on NASDAQ, the NASDAQ Official Closing price is used. All non-NASDAQ equity securities that are not traded on a national securities exchange are valued at the last sale price at the close of business on the NYSE. If a non-exchange listed security does not trade on a particular day, or if a last sale price or Official Closing Price is not available, then the mean between the closing bid and asked prices will be used. If no reliable market value can be determined for a non-exchange listed security under this paragraph, a "fair value" will be determined as described below.

         Foreign securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and asked prices. Certain markets are not closed at the time that the funds price portfolio securities. In these situations, "snapshot" prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise "fair value" will be determined.

         When market quotations for a portfolio security are not "readily available," the Fund is required by law to value such security at "fair value" as determined in good faith by the Fund's Board of Directors. Securities for which market quotations are not "readily available" may include (i) restricted or illiquid securities, (ii) securities as to which significant events have occurred between the time of the market quotation and the valuation of the Fund's net asset value which may materially impact the Fund's net asset valuation, (iii) securities as to which trading has been halted or suspended or the security has not traded since the prior day, or there is a thin market in the security, or (iv) securities as to which the primary trading market has been closed at a time when under normal conditions it would be open. The Board of Directors has adopted procedures for determining the "fair value" of such securities. The Fair Value Committee of the Board, consisting of a member of the Board employed by the Adviser and two non-interested Board members, will make determinations of "fair value" in accordance with such procedures. The use of such "fair value" procedures may result in the Fund's net asset value on a given day being higher or lower than the net asset value which would have resulted if such procedures were not used.


DISTRIBUTOR

         Shares of the Fund are offered continuously on a best-efforts basis by ALPS Distributors, Inc., a registered NASD broker-dealer ("ALPS"). The address of ALPS is 1625 Broadway, Suite 2200, Denver, Colorado 80202. Pursuant to the Distribution Agreement between the Fund and ALPS, ALPS has agreed to hold itself available to receive orders for the purchase of the Fund's shares, to accept such orders on behalf of the Fund and to promptly transmit such orders to the Fund's transfer agent. ALPS does not receive any commissions or other compensation for the sale of shares of the Fund other than the compensation paid by the Investment Advisor that may be deemed to be paid to ALPS pursuant to the Combined Fee Agreement. ALPS is not obligated to sell any certain number of shares.

TAXATION OF THE FUND

         The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund has to satisfy certain sources of income, asset diversification, and income distribution rules. Qualification as a regulated investment company will result in the Fund's paying no income taxes on net investment company taxable income and realized net capital gains distributed to shareholders. The Fund will be subject to a non-deductible 4% U.S. federal excise tax to the extent it does not distribute at least the sum of 98% of its ordinary income and 98% of its relevant capital gain income, but will generally endeavor to avoid any such tax. If the "regulated investment company" requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax on all its income (without regard to any dividends or capital gain distributions made to shareholders), thus reducing the total return of the Fund. In that event, all distributions to shareholders will be taxed as ordinary dividends (to the extent of the Fund's current and accumulated tax earnings and profits), subject to taxation at a maximum rate of 15 percent.

         Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.

PERFORMANCE INFORMATION

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. The Fund may also compare its performance figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to, the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Price Index (the "S&P 500"), the various NASDAQ indices, and the Wilshire 5000. In addition, the Fund may compare its performance to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Ibbotsen Associates, Value Line Mutual Fund Survey, and other independent organizations. Also, the Fund may refer to its ratings and related analysis supporting the ratings from these or other independent organizations.

         From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market or certificate of deposit accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time advertising materials for the Fund may refer to, or include commentary by the Fund's portfolio manager, Nicholas D. Gerber, relating to his investment strategy, asset growth of the Fund, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, including information provided by the Social Security Administration, and may refer to the approximate number of then current Fund shareholders.

         The Fund may compare its performance to various capital markets such as common stocks, long-term government bonds, Treasury bills, and the U.S. rate of inflation as these figures are provided by Ibbotsen Associates and other independent organizations. The Fund may also use the performance of these capital markets in order to demonstrate general risk versus reward investment scenarios. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

         The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares may be more or less than their original cost.

         Total returns quoted in advertising reflect all aspects of the Fund's return including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, the Fund's performance is not consistent over time, but changes from year to year, and that average annual returns may not clearly portray the year-to-year performance of the Fund. The formula for determining annual average total return expressed as a percentage is:

         T = (ERV/P)(TO THE POWER OF 1/n) - 1
                Where:
                        T = average annual total return
                        P = a hypothetical initial investment of $1,000 n = number of years.
                        EVR = ending redeemable value: ERV is the value, at
                              the end of the applicable period, of a
                              hypothetical $1,000 investment made at the beginning of the applicable period.

         Average annual total return after taxes on distributions assumes that
(1) taxes on distributions are paid at the highest individual marginal federal income tax rates in effect at the time of the distribution, (2) shares are held for the entire measurement period, and (3) no taxes are paid on accumulated capital appreciation. The formula for determining average annual total return (after taxes on distributions) expressed as a percentage is:

         T = (ATV(SUB D)/P)(TO THE POWER OF 1/n) - 1
         Where:
                  T = average annual total return (after taxes on distributions) P = a hypothetical initial investment of $1,000 n = number of years
                  ATV(SUB D) = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

         Average annual total return after taxes on distributions and redemption assumes that (1) taxes on distributions are paid at the highest individual marginal federal income tax rates in effect at the time of the distribution, (2) shares are sold at the end of the period, and (3) the applicable capital gains tax rate is applied on accumulated capital appreciation for all periods. On the other hand, if there is an accumulated capital loss, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The formula for determining average annual total return (after taxes on distributions and redemption) expressed as a percentage is:

         T = (ATV(SUB DR)/P)(TO THE POWER OF 1/n) - 1
         Where:
                  T = average annual total return (after taxes on distributions and redemption)
                  P = a hypothetical initial investment of $1,000 n = number of years
                  ATV(SUB DR) = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

         Average annual total returns for the Fund, computed as of June 30, 2003, are shown below:

                                                                              LIFE OF FUND (FROM AUGUST 31,
                                            ONE YEAR        FIVE YEAR         1995)
Total Return (before taxes)                 -1.77%          5.21%             14.72%
Total return after taxes on
  Distributions                             -2.56%          4.40%             13.77%
Total return after taxes on
  distributions and redemption              -0.92%          3.92%             12.17%

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage change or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their component parts of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contribution to total return.

ADDITIONAL INFORMATION

         The Ameristock Mutual Fund, Inc. is an open-end management investment company organized as a Maryland corporation on June 15, 1995. The Fund's Articles of Incorporation authorizes the Board of Directors to issue up to 100 million shares of common stock, par value $.005 per share. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. In the event that the Ameristock Corporation ceases to be the investment adviser to the Fund, the right of the Fund to use the identifying name "Ameristock" may be withdrawn.


         U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Investment Adviser, its officers and directors, and the Fund's officers and directors may from time to time have transactions with various banks, including banks serving as custodians for assets advised by the Investment Adviser.


         ALPS Mutual Fund Services, Inc. provides transfer agent and shareholder services for the Fund.

         McCurdy & Associates CPAs Inc., 27955 Clemens Road, Westlake, Ohio 44114 (the "Auditors") serve as independent accountants to the Fund. The Auditors conduct the audit of the Fund's annual financial statements and prepare the Fund's tax returns. The Auditors have no part in the management or investment decisions of the Fund.

FINANCIAL STATEMENTS

         The financial statements in the June 30, 2003 Annual Report of the Fund are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report have been audited by McCurdy & Associates CPA's, Inc., whose report thereon appears in the Annual Report, and have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

                                     PART C

                                OTHER INFORMATION

         Item 23.     EXHIBITS.


                      EXHIBIT DESCRIPTION
                      ------- -----------
                      a                Form of Articles of Incorporation (4)

                      b(1)             Bylaws (4)

                      b(2)             None

                      c                None

                      d(1)             Management Agreement (2)

                      d(2)             Amendment to Management Agreement (3)

                      e(1)             Distribution Agreement (2)

                      e(2)             Form of First Amendment to Distribution Agreement (4)

                      f                None

                      g                Custody Agreement (2)

                      h(1)             Form of Transfer Agency and Service Agreement (4)

                      h(2)             Fund Accounting and Services Agreement (2)

                      h(3)             Administration Agreement (2)

                      h(4)             Form of Amendment to Transfer Agency Agreement (4)

                      h(5)             Form of Amendment to Fund Accounting and Services Agreement (4)

                      h(6)             Form of Amendment to Administration Agreement (4)

                      h(7)             Form of Amended Combined Fee Agreement (4)

                      i(1)             Opinion and Consent (1)

                      i(2)             Consent

                      j                Consent of Independent Auditors

                      k                None

                      l                Investment Representation Letters (1)

                      m                None

                      n                None

                      p(1)             Amended Code of Ethics of Fund and Adviser (3)

                      p(2)             Code of Ethics of Distributor (3)


(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 1 to Registration Statement filed October 2, 1996.


(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 7 to Registration Statement filed May 22, 2001.


(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 8 to Registration Statement filed October 5, 2001.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 10 to Registration Statement filed August 29, 2003.


         Item 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                      REGISTRANT.

         The Fund, Davis Park Series Trust, and the Investment Adviser may be deemed to be under common control of Nicholas D. Gerber, the Chairman of the Fund and President and owner of more than 25% of the outstanding voting shares of the Investment Adviser.

         Item 25.     INDEMNIFICATION.

         The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporation and Associations of Article of the General Corporation Law of the State of Maryland) controlling the indemnification of directors and officers.

         The general effect of this statute is to permit the protection of directors, officers, employees and agents of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statute provides for indemnification for liability for proceedings not brought on behalf of the corporation, and for those brought on behalf of the corporation, and in each case imposes conditions under which indemnification will be permitted, including a requirement that the indemnified person not have acted in bad faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. Article 6 of the Bylaws of the Registrant provides that directors and officers of the Fund shall be indemnified to the fullest extent not prohibited by law.

         Therefore, the Registrant intends that the conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either Maryland law or Section 17(h) of the Investment Company Act of 1940 shall apply, and that any inconsistency between the two will be resolved by applying the provisions of Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In light of the interpretation of Section 17(h) in Investment Company Act Rel. No. 11330 (Sept. 4, 1980), the Registrant understands that it would be required under its Bylaws to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (indemnitee) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office (disabling conduct) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney's fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if he or she is not ultimately entitled to indemnification)
(1) the indemnitee provides a security for his or her advances, (2) the Registrant is insured against losses arising by means of any advance or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the 1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         Item 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         None.

         Item 27.     PRINCIPAL UNDERWRITER.

                      (a) The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, First Funds Trust, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust, Select Sector SPDR Trust, Nasdaq 100 Trust, BLDRS Index Funds Trust, Firsthand Funds, Holland Balanced Fund, Financial Investors Variable Insurance Trust, Accessor Funds, Inc., W.P. Stewart & Co. Growth Fund, Inc., Williams Capital Management Trust, Black Diamond Funds, Wasatch Funds, Inc. and State Street Institutional Investment Trust.

                      (b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:

            NAME AND PRINCIPAL BUSINESS      POSITIONS AND OFFICES       POSITIONS AND OFFICES WITH
                     ADDRESS*                   WITH REGISTRANT                  UNDERWRITER
         --------------------------------   -----------------------    ------------------------------
         W. Robert Alexander                           None            Chairman, Chief Executive
                                                                       Officer and Secretary

         Thomas A. Carter                              None            Chief Financial Officer and
                                                                       Director

         Edmund J. Burke                               None            President and Director

         Robert Szydlowski                             None            Vice President

         Jeremy O. May                                 None            Senior Vice President and
                                                                       Director

         Rick A. Pederson                              None            Director

         * All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.

         (c)    Not Applicable.

         Item 28.     LOCATION OF ACCOUNTS AND RECORDS.

                (a) Ameristock Corporation, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502 (records relating to its function as investment adviser for Registrant).

                (b) ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its functions as transfer agent, administrator and fund accounting and services agent for Registrant).

                (c) ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its functions as distributor for Registrant).

                (d) U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45201 (records relating to its function as custodian for Registrant).

         Item 29.     MANAGEMENT SERVICES.

         Not Applicable.

         Item 30.     UNDERTAKINGS.

         Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Moraga, State of California, on the 24th day of October, 2003. The Registrant represents that this Amendment is filed solely for one or more purposes set forth in Rule 485(b)(1) and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the filing of the Registrant's most recent post-effective amendment to its Registration Statement.


                                             THE AMERISTOCK MUTUAL FUND, INC.

                                             By: /s/ Nicholas D. Gerber
                                                --------------------------------
                                                 Nicholas D. Gerber

                                                 Chairman


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                  TITLE                              DATE
---------                                  -----                              ----
/s/ Nicholas D. Gerber                     Chairman, President,               October 24, 2003
------------------------------             Treasurer, and Director
Nicholas D. Gerber

/s/ Andrew Ngim                            Director                           October 22, 2003
------------------------------
Andrew Ngim

/s/ Alev Efendioglu                        Director                           October 22, 2003
------------------------------
Alev Efendioglu

/s/ Stephen J. Marsh                       Director                           October 22, 2003
------------------------------
Stephen J. Marsh

/s/ Steven A. Wood                         Director                           October 23, 2003
------------------------------
Steven A. Wood

/s/ Howard Mah                             Secretary                          October 23, 2003
------------------------------
Howard Mah